STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AND SALE AGREEMENT ("Agreement") dated August 21, 2017 (the "Effective Date") is by and between Joshua Nadav, an individual with a mailing address for notice purposes of 1739 Creekstone Circle, San Jose, California, 95133 and Mishol Hadkalim 14, Ramot, Jerusalem, Israel (the "Seller"), U-Mind Club, Inc. with a mailing address 99 South Almaden Blvd., Suite 600 San Jose, California 95113, ("Buyer") and **Orion Financial Group, Inc., (OTC Pink: ORFN)** a Wyoming corporation, and its successors and assigns, with a mailing address for notice purposes of 1739 Creekstone Circle, San Jose, California, 95133 bearing federal taxpayer identification number of 45-4924646 (the "Company"). Seller, Buyer and Company are collectively referred to herein as the "Parties" or singularly as a "Party."

WHEREAS, Seller owns 93,522,000 shares of common stock in the Company, par value $0.001, (hereinafter, the "Shares"). The Shares account for 58.45% of the total issued and outstanding shares of common stock in the Company, with no other class of common stock authorized and no shares of preferred stock issued.

WHEREAS, Seller agrees to sell the Shares, and all rights, preferences and limitations thereto, if any, to Buyer, and the Company, in turn, approves the sale of the Shares as being in the best interests of the Company. Buyer agrees to purchase the Shares upon the terms and conditions of this Agreement set forth below;

WHEREAS, the Parties incorporate the following exhibits into this Agreement resulting in a fully integrated agreement under California law:

Exhibit A	Assignment Separate from Certificate
Exhibit B	Consents in Lieu of Meeting of Board of Directors (Orion Financial)
Exhibit C	SEC filings to be completed before the Closing Date
Exhibit D	Notarized Letter to VStock Transfer
Exhibit E	List of new Control Block Shareholder

NOW, THEREFORE, in consideration of the premises and covenants contained herein, the Parties agree as follows:

1. **Sale**. Seller sells to Buyer and Buyer purchases from Seller the Shares for Two Hundred and Seventy Five Thousand Dollars ($275,000.00) (the "Purchase Price").

2. **Closing, Delivery of Shares**. The purchase of the Shares shall be consummated by or before August 31, 2017 (the "Closing Date"), or earlier, contingent upon the Seller filing all required SEC Exchange Act filings for Orion Financial Group, Inc. to become a "current" reporting company under Section 12, respectively, of the Securities Exchange Act of 1933 (see Exhibit C), with the Seller's representations under Section 3 to be true and correct by Closing Date and providing documentation from VStock Transfer that his Shares have been transferred in the name of the Buyer.

3. **Representations of Seller and Company**. The Seller and Company make the following representations, jointly or separately as the case may be, upon which Buyer is

relying and which shall survive closing:

A. Seller is the owner, free and clear of any encumbrances, security interests, pledges, liens, adverse claims, options, proxies, voting agreements or other interests, of all of the Shares delivered to the Buyer hereunder and that all such Shares have been validly issued and are fully paid.

B. Seller is a competent individual, and the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Wyoming.

C. The execution, delivery, and performance of this Agreement (i) does not and will not violate any provisions of law or any trust agreement applicable to Seller or Company (ii) does not and will not conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Company's Articles of Incorporation or Bylaws or any indenture, mortgage, lease, deed of trust; other instrument, contract, or agreement; or any order, judgment, arbitration award, or decree to which Seller or Company is a party or by which any of them or any of their respective assets and properties are bound; and (iii) does not and will not result in the creation of any encumbrance on any of the properties, assets, or business of Seller or Company.

D. No approval, authority, or consent of or filing by Seller or Company with, or notification to, any federal, state, or local court, authority, or governmental or regulatory body or agency, or any other corporation, limited liability company, partnership, individual, or other entity is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

E. That the Company has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner, unless otherwise disclosed herein.

F. The Seller has the power and authority to enter into and perform the terms of this Agreement, the execution and delivery of this Agreement has been duly authorized by the Seller, and this Agreement does constitute the valid and legally bind obligation of the Seller, enforceable in accordance with its terms.

G. There are no actions, lawsuits, or proceedings pending or, to the actual knowledge of the Company or Seller threatened against or effecting the Company at law or in equity.

H. Other than the $4,046.00 (Four Thousand, Forty Six Dollars) in third party debt listed within its financial statements, the Company has no other debt owed to any party, or shall pay any such liabilities (ie. auditor costs), at the Closing Date.

I. The Company asserts that it has, or will prior to the Closing Date, filed or file all

federal and state tax returns it is required to file under any applicable laws with respect to all taxes imposed on Company for the periods covered by such returns.

J. Company and Seller have duly approved and authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and no other corporate proceedings on the part of Company or Seller are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

K. Neither Seller nor Company nor any other person acting on their respective behalves has at any time directly or indirectly used funds for any illegal purpose, including without limitation, the making of any improper political contribution, bribe or kickback.

L. Neither Seller nor Company has done anything to cause or incur any liability or obligation of Company for investment banking, brokerage expenses or charges in connection with the negotiation, preparation, execution or performance of this Agreement.

M. Any prior stock splits by the Company were approved by the Financial Industry Regulatory Authority ("FINRA"), and that there are no known, pending or potential investigations by FINRA.

N. That there are no known, pending or potential investigations by the U.S. Securities Exchange Commission (the "SEC").

O. Seller agrees to reasonably cooperate with the Buyer pursuant to any additional information post-sale the Buyer may require with its interactions with FINRA and/or the SEC. Such cooperation may likely be to provide a notarized document or signature.

P. Seller asserts that all outstanding bills, invoices and demand for payment by parties engaged by Orion Financial Group, Inc. will be paid on or before the Closing Date, further, that its registered agent in the State of Wyoming and the Secretary of State in the State of Wyoming will be paid on or before the Closing Date. That its transfer agent, VStock Transfer, its Edgar/XBRL filing agent, its accountants, auditors, attorneys and all other parties will be paid on or before the Closing Date, and there will be no outstanding liabilities, other than as described in Section 3.H above, by the Closing Date.

Q. Other than the common shares, there is no other class of shares, preferred or voting shares issued or outstanding.

4. **Representations of Buyer**. The Buyer makes the following representations upon which the Seller and the Company are relying and which shall survive closing:

A. Buyer has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding instrument, enforceable in accordance with its terms.

B. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Buyer is a party or by which Buyer is bound.

C. Buyer is purchasing the Purchased Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

D. Buyer shall notify no later than forty-eight (48) hours following the Closing of this Agreement, to take the following actions: (1) Notify OTC Markets Group, both via certified letter and by access to the website section of www.otcmarkets.com established for this purpose, of the new address and registered agent for the Company, the new director(s), and officers of the Company, including its President. Buyer shall be responsible for any and all costs associated with this notification. (2) Notify the Secretary of Wyoming, by filing an amended annual list of officers and directors and by adding the new director(s), officers of the Company, including its President. Buyer shall pay any fees associated with these filings.

5. **Covenants and Agreements of the Parties**. The Parties agree to the following covenants:

A. At any time after the execution of this Agreement, at a Party's request and without further consideration, a Party will execute and deliver such other instruments and take such action as the other Party may reasonably deem necessary or desirable in order to achieve the objectives of this Agreement.

B. The Parties shall, in a timely, accurate and complete manner, take all necessary corporate and other action and use all reasonable efforts to obtain all consents, approvals, permits, licenses and amendments of agreements required of the Party to carry out the transactions contemplated in this Agreement.

C. The Seller shall submit a written, notarized resignation from all officers and directors of the Company, effective upon Closing.

D. The Seller shall submit a written consent from the Company's board of directors or shareholders, consistent with the Company's Bylaws and Articles of Incorporation approving this Agreement and the transaction contemplated hereunder, and appointing Buyer to the Board of Directors, effective upon Closing.

E. The Seller shall produce an updated list of shareholders as of Closing.

6. **Buyer's Delivery**. On the Closing Date, or if the Closing conditions have been met sooner, Buyer shall deliver the following to Seller, conditioned upon (i) all of Seller's representations and warranties set forth in Section 3, above, shall be true and correct as of the Closing, and (ii) Seller's performance of its delivery obligations in Section 4, above:

(a) Purchase Price in good funds totaling $275,000, through the Escrow Agent, with $25,000 on deposit as of July 31, 2017. Buyer shall deliver the balance of $250,000, through the Escrow Agent at Closing.

(b) A consent/resolution from the Buyer's Board of Directors appointing nominees to serve on the Board of Directors of the Company effective immediately upon Closing, and appointment of officers pursuant to the Company's Bylaws. The consent/resolution shall also include (i) approval and ratification of the Buyer's obligations under this Agreement, (ii) mailing address for each director and officer appointed by Buyer, and (iii) any other corporate matters associated with the Company's ongoing business.

7. **Indemnification**. The Parties agree to defend, indemnify and hold harmless the other Party and shall reimburse the other Party for, from and against each claim, loss, liability, cost and expense (including, without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors), directly or indirectly relating to, resulting from or arising out of: (a) Any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, undertaking, agreement or other obligation by or of the party contained herein; (b) Any acts and omissions of the Party; or (c) Any other losses incidental to any of the foregoing.

7b. On the Closing Date, provided all conditions precedent to closing the transaction are fully performed, the Buyer shall appoint a designee as an authorized signor on (a) any current bank accounts of the Company, and (b) only where possible and without Seller incurring costs or using significant time or resources, any closed bank accounts in the name of the Company, and Buyer shall have unfettered access and authority to such accounts, including the right to change authorized signors, terminate access to previously authorized signors and take any and all other actions it deems proper and necessary. In consideration, the Buyer agrees to indemnify and hold the Company's prior Board of Directors and Officers (i.e. those directors and officers prior to change in control), and Seller harmless from any and all claims, demands, causes of actions or administrative proceedings associated with Buyer's actions in having access to the Company's bank accounts in reliance on this section.

8. **Survival of Representations**. All representations, warranties, covenants, indemnities and agreements by the parties contained in this Agreement shall

survive execution of this Agreement and any investigation at any time made by or on behalf of any Party hereto, shall expire on the second anniversary of the execution of this Agreement. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.

9. **Miscellaneous**. The Parties agree to the following miscellaneous provisions:

A. **Binding Effect; Benefits; Assignment**. All of the provisions of this Agreement will be binding upon, inure to the benefit of and be enforceable by and against that party and its successors and authorized assigns, *except* as otherwise expressly provided in this Agreement or for the provisions which are intended to be for the benefit of and will be enforceable by an Indemnitee under Section 6. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the signatories thereto any rights or remedies under or by reason of this Agreement. No Party will assign any of its rights or obligations under this Agreement to any other person without the prior written consent of the Parties to this Agreement and any such attempted or purported assignment will be null and void.

B. **Entire Agreement**. This Agreement and the exhibits to this Agreement set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement, and supersede all prior contracts, term sheets, letters of intent, exclusivity agreements, and other arrangements and understandings relating to the subject matter hereof and thereof.

C. **Amendment and Waiver**. This Agreement may be amended, superseded or canceled, and any of its provisions may be waived, only by a written instrument executed by the Parties or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time to require performance of any provision of this Agreement will in no manner affect the right of that party at a later time to enforce the same or a different provision. No waiver by any party of any condition or the breach of any provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of the same or any other breach or provision of this Agreement.

D. **Governing Law; Exclusive Jurisdiction**. This Agreement will be governed by and construed in accordance with the law of the State of California as applicable to contracts made and to be performed in the State of California, without regard to conflicts of laws principles. The Parties hereby submit to the exclusive jurisdiction of any dispute through private arbitration using the procedure set forth herein. In the event of a dispute, the Parties subject to the dispute will agree to a thirty-day tolling period in order to cooperate in good faith in choosing a mutually agreeable private arbitrator with the costs to be split between the Parties in the dispute unless otherwise ordered by the private arbitrator. The private arbitrator is to use those rules administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. In the event the Parties in the dispute cannot reach an agreement on a private arbitrator during the thirty-day period,

each party to the dispute shall pick an arbitrator within fourteen days, and the arbitrators chosen by each party, shall have thirty days to pick the final private arbitrator. The final private arbitrator shall be the dispositive choice by the Parties to the dispute. Such private arbitration proceedings shall take place in the County of Orange County, State of California. Judgment on the award rendered in any award rendered in such private arbitration may be entered in any court having jurisdiction.

E. **Notices**. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement must be in writing and will be deemed to have been duly given on the day of delivery if delivered by hand, on the day of transmission if sent by facsimile or electronic mail with confirmation of receipt (or on the next business day if not sent on a business day), on the first business day following deposit with a nationally recognized overnight mail service, delivery charges prepaid, or on the third business day following first class mailing, with postage prepaid to the "Authorized Agent" for the addressees in the introductory paragraph. A Party may change its address, telephone number or fax number by prior written notice to the other party.

F. **Counterparts**. This Agreement may be executed by facsimile, digital or other electronic signature and in one or more counterparts, each of which will be deemed an original and together will constitute a single instrument.

G. **Expenses**. Except as otherwise expressly provided in this Agreement, each Party will pay its own expenses, costs and fees (including legal and other professional fees and costs) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

H. **Further Assurances, Cooperation**. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the sale contemplated by this Agreement. The parties hereto agree to cooperate and use their respective reasonable best efforts to consummate the transactions contemplated by this Agreement.

I. **Execution Knowing and Voluntary**. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

J. **Attorney's Fees**. Except as expressly provided herein, each party will be responsible for their own attorney's fees.

L. **Benefit**. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

M. **Severability**. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and be binding upon the respective parties hereto.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

By: Joshua Nadav
[SELLER]

Date: 8-28-17 #Pages: 15
Description: Stock Purchase Agreement
Notary Name: Robert Haber 3rd Cir.
Notary Signature Date 8-28-17 Commission exp. 11-19-2018

ROBERT HABER NOTARY PUBLIC Comm. No. 08-711 STATE OF HAWAII

Address of Seller for Notices:

Joshua Nadav
Mishol Hadkalim 14, Ramot, Jerusalem, Israel

By: Jae Yoon Chung for U-Mind Club, Inc.
[BUYER]

Address of Buyer for Notices:

U-Mind Club, Inc.
99 South Almaden Blvd., Suite 600 San Jose, California 95113

ORION FINANCIAL GROUP, INC., a Wyoming Corporation **(OTC Pink: ORFN)**

By: Joshua Nadav
Its: President, CEO, Chairman of the Board

ROBERT HABER NOTARY PUBLIC Comm. No. 08-711 STATE OF HAWAII

Date: 8-28-17 #Pages: 15
Description: Stock Purchase Agreement
Notary Name: Robert Haber 3rd Cir.
Notary Signature Date 8-28-17 Commission exp. 11-19-2018